Supplement Dated June 30, 2017
To The Prospectuses Dated April 24, 2017 For

PERSPECTIVE II®, PERSPECTIVE ADVISORYSM, PERSPECTIVE L SERIESSM,
PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS®, and PERSPECTIVE FOCUS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

CHANGES TO THE TOTAL ANNUAL FUND OPERATING EXPENSES.

Fund Operating Expenses Changes. Effective July 1, 2017, the prospectus is revised as follows:

Under the section titled “FEES AND EXPENSES TABLES”, the tables titled “Fund Operating Expenses,” are revised to reflect the expense changes to the underlying Funds, as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/DFA Growth Allocation	0.30%	0.20%	0.15% G	0.29%	0.94% I	0.05%	0.89% C
JNL/DFA Moderate Allocation	0.30%	0.20%	0.15% G	0.26%	0.91% I	0.05%	0.86% C

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Plus Recapture	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/WMC Government Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	0.20% D	0.76% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced Allocation	0.29%	0.20%	0.16% G	0.42%	1.07% I
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.44%	1.09% I

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
Represents amount payable to JNAM in accordance with the recapture provision of the expense waiver and reimbursement agreement. JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

____________________
(To be used with JMV17183NY 04/17, JMV16966NY 04/17, JMV9476NY 04/17, NV4224 04/17, JMV9476WFNY 04/17, NV4224WF 04/17, NMV2731 04/17, JMV7698NY 04/17, NV5869 04/17, JMV7697NY 04/17, NV5890 04/17, NV5526 04/17, and NV3784 04/17)

NMV19061NY 6/17